EXHIBIT 99.2
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                            CERTIFICATION PURSUANT TO
                            -------------------------
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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The undersigned, the Chief Financial Officer of Troy Financial Corporation (the
"Company"), hereby certifies that to his knowledge on the date hereof:

(a) the Form 10-Q of the Company for the three month and six month periods ended March 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

                           /s/ David J. DeLuca
                               -------------------------------------------------
                               David J. DeLuca
                               Senior Vice President and Chief Financial Officer May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Troy Financial Corporation and will be retained by Troy Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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